UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 17, 2009

(Date of earliest event reported)

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue Sunnyvale, California 94085-4521 (408) 774-0330
(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On September 17, 2009, Pharmacyclics, Inc., a Delaware corporation (the "Registrant"), issued a press release regarding its financial results for its fiscal quarter and year ended June 30, 2009.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated September 17, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 17, 2009	Pharmacyclics, Inc.

	By:	/s/ Rainer Erdtmann
Rainer Erdtmann
VP Finance & Administration

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 17, 2009.